DREYFUS A BONDS PLUS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus A Bonds Plus, Inc. for the 12-month period ended March 31, 1998. Your Fund produced a total return for this period, including share price changes and interest income generated, of 12.20% .* This compares to a total return of 12.05% for the Merrill Lynch Domestic Master Index during the same period.** Income dividends of $.885 per share were declared to shareholders. This is equivalent to a distribution rate per share of 5.93%.***
The Economy
    The United States economy is well on the track to its eighth consecutive year of expansion. Low interest rates, restrained inflation and plentiful jobs have driven measures of consumer confidence to record levels. Personal income has grown strongly over the reporting period and consumer spending, after a sluggish holiday season, has picked up sharply this year. The production side of the economy has remained strong as well, although signs of leveling off were seen early in the year, perhaps due to the economic problems in Asia. The first effects of the Asian economic crisis were felt at the end of last year when after-tax corporate profits fell in the fourth quarter, the first decline since the third quarter of 1996. Balance of Trade figures for January (the latest data available) provided additional evidence that the economic difficulties in Asia may be affecting the U.S. economy.
    The Federal Reserve Board expects that a reduction in demand for U.S. exports will result from turmoil in Asia and dampen our domestic economic growth as a result. Currency devaluations throughout Asia, in turn, have made imports into the United States less expensive. Cheaper imports and waning demand for U.S. exports should place additional downward pressure on domestic prices, helping further to control inflation. The year-long decline in oil prices has also helped. A restrained rate of inflation, in turn, would ease some of the strains on the labor market, and help keep labor costs under control. The upward pressure on wages has been a paramount concern of the Fed because of the risk it poses for rekindling inflation. Wage costs have been rising at about 4% over the reporting period, a rate that has significantly outpaced inflation. New job creation has been strong over the reporting period with the unemployment rate remaining at or near 25-year lows. Yet inflation has stayed tame. The Consumer Price Index has risen 1.6% over the past 12 months and a broader measure of the cost of living, the Gross Domestic Product Price Deflator, has grown at the 1.4% level for the last two quarters of last year. The Producer Price Index was in outright decline over the reporting period.
    Restrained inflation has kept the Fed from increasing interest rates. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Federal Reserve), hiked the Federal Funds rate by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Low interest rates have provided a strong fundamental underpinning for interest rate-sensitive sectors of the economy such as housing. In this case, the Asian crisis has actually proven a stimulus to consumer spending since international bond investors have sought the safety of U.S. Government securities, causing interest rates to fall. This reduction in borrowing costs has spurred mortgage refinancing, thus giving consumers additional spending power. Mortgage rates have been at levels not seen since the 1960s. The housing market, a critical segment of the economy, has responded accordingly. New housing starts rose to their highest annual level in over ten years, while resale rates of existing homes set records during the reporting period. Overall spending on construction, both residential and commercial, has been solid.
    So far, the economy has remained remarkably robust and inflation-free. We are sensitive to the longevity of this extraordinary economic advance and are alert to evidence of a potential reversal in direction or an upsurge in inflation.

The Market
    One year ago, 10-year U.S. Treasury rates were nearly 7.00% as a strong economy was fueling fears of inflation and imminent Fed tightening of monetary policy. Since that time, rates have fallen precipitously to a low yield on the 10-year Treasury of 5.36% in January 1998 and 5.65% currently. This declining-rate environment was brought on by a number of very powerful forces that peaked this January. Stock markets around the world were showing significant volatility and, along with the strengthening dollar, creating a flight to quality. Investors around the world viewed U.S. Treasuries as a safe-haven investment. The Asian crisis spread and fears of a South Korean default peaked in January and have since subsided for a time. And finally, commodity prices have plunged across the board due to slower demand, excess capacity and inventory liquidation. All of these events have created good buying demand for U.S. Treasuries at a time when the supply is shrinking due to a budget surplus for the first time in many years.
    Yield spreads to Treasuries on both corporates and mortgage-backed have widened during the past year. Imbedded call options in both of these sectors caused them to underperform as rates fell. Additionally, huge supply and credit quality fears due to the aforementioned factors caused spreads to widen on corporates.
Portfolio Overview
    The portfolio was positioned with a longer duration than its benchmark, the Merrill Lynch Domestic Master Index, during most of the year. Thus the Fund has benefited from the falling interest rate environment. Additionally, the Fund has benefited from being underweight in government mortgage-backed securities which have been hurt by increasing prepayment rates on the underlying home mortgages. Instead we have owned commercial mortgage-backed securities which have been helped by improving fundamentals of commercial real estate and generally have much better protection against early prepayments than government mortgage-backeds. While the Fund has benefited from many individual credit holdings in the corporate area, being overweighted in this area has hurt performance since corporate spreads to Treasuries are now wider than at this time last year. Specific names that have been added to the portfolio over the past year are: Rockwell International, Bayer, American General Institutional Capital B, and Bankers Trust.
    As always, we will be monitoring all areas of the fixed-income markets for superior risk/reward relationships to capitalize on in the Fund. It is both an honor and a pleasure to be managing your investments.
                              Very truly yours,

                      [signature logo Kevin McClintock]

                              Kevin McClintock
                              Head of Taxable Fixed Income
April 17, 1998
New York, N.Y.
*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. - Unlike the Fund, the Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year.
***    Distribution rate per share is based upon dividends per share declared from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

Dreyfus A Bonds Plus, Inc.                                                                       March 31, 1998
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS A BONDS PLUS,
INC. AND THE MERRILL LYNCH DOMESTIC MASTER INDEX

Dollars
$23,754
Dreyfus A Bonds Plus, Inc.
$23,629
Merrill Lynch Domestic
Master Index*
*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.
Average Annual Total Returns
                        One Year Ended               Five Years Ended              Ten Years Ended
                        March 31, 1998                March 31, 1998                March 31, 1998
                     ____________________          ____________________         ____________________
                            12.20%                        6.77%                         9.04%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus A Bonds Plus, Inc. on 3/31/88 to a $10,000 investment made in the Merrill Lynch Domestic Master Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year; corporate and Treasury securities in the Index must have par amounts outstanding greater than or equal to $25 million and generic mortgage-backed securities, $200 million per coupon. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS                                                                                   MARCH 31, 1998
                                                                                              Principal
Bonds and Notes-92.9%                                                                           Amount              Value
                                                                                             ______________     ______________
                 Airlines-2.2%   Continental Airlines,
                                     Pass-Through Ctfs.,
                                     Ser. 97-4A, 6.90%, 2018.............                      $ 14,000,000       $ 14,289,520
                                                                                                                ______________
             Asset-Backed-6.0%   BTC Mortgage Investors Trust,
                                     Motgage Pass-Through Ctfs.,
                                     Ser. 1997-S1, Cl. B, 6.445%, 2009...                       13,000,000 (a)      13,081,250
                                     Bosque Asset,
                                     Asset-Backed Notes,
                                     7.66%, 2002.........................                        5,073,851 (a)       5,096,842
                                     California Infrastructure and Economic
                                     Development Bank:
                                     Special Purpose Trust PG & E-1,
                                     Rate Reduction Ctfs.,
                                     Ser. 1997-1, Cl. A-6, 6.32%, 2005...                         5,160,000          5,212,406
                                     Special Purpose Trust SCE-1,
                                     Rate Reduction Ctfs.,
                                     Ser. 1997-1, Cl. A-5, 6.28%, 2005...                         5,250,000          5,298,982
                                     Special Purpose Trust SDG & E-1,
                                     Rate Reduction Ctfs.,
                                     Ser. 1997-1, Cl. A-5, 6.19%, 2005...                         4,300,000          4,320,156
                                     The Money Store Trust,
                                     Asset-Backed Ctfs.,
                                     Ser. 1996-D, Cl. A-16, 7.11%, 2028..                         5,602,527          5,648,048
                                                                                                                ______________
                                                                                                                    38,657,684
                                                                                                                ______________
                  Banking-1.1%   Bankers Trust (New York),
                                     Sub. Notes, Ser. A, 6.70%, 2007.....                         7,200,000          7,260,386
                                                                                                                ______________
     Commercial Mortgage-16.1%   277 Park Avenue Finance,
                                     Commercial Mortgage Pass-Through Ctfs.,
                                     Ser. 1997-C1, Cl. A-2, 7.68%, 2007..                       14,750,000 (a)      15,736,406
                                     DLJ Mortgage Acceptance,
                                     Commercial Mortgage Pass-Through Ctfs.:
                                     Ser. 1996-CF2, Cl. A-3, 7.38%, 2021.                         3,000,000 (a)      3,122,813
                                     Ser. 1997-CF1, Cl. A-3, 7.76%, 2007.                         6,600,000 (a)      7,049,625
                                     Ser. 1997-CF2, Cl. B-3, 6.99%, 2009.                         8,500,000 (a)      8,255,625
                                     GMAC Commercial Mortgage Securities,
                                     Mortgage Pass-Through Ctfs.,
                                     Ser. 1996-C1, Cl. E, 7.86%, 2006....                         3,105,000          3,158,852
                                     GS Mortgage Securities II,
                                     Commercial Mortgage Pass-Through Ctfs.,
                                     Ser. 1997-GL1, Cl. G, 7.822%, 2030..                         9,820,000 (b)     10,154,494
                                     Merrill Lynch Mortgage Investors,
                                     Mortgage Pass-Through Ctfs.,
                                     Ser. 1995-C3, Cl. C, 7.342%, 2025...                         4,980,000 (b)      5,135,625
                                     Nomura Asset Securities,
                                     Commercial Mortgage Pass-Through Ctfs.,
                                     Ser. 1998-D6, Cl. A-3, 6.979%, 2028.                        22,000,000         22,333,438

Dreyfus A Bonds Plus, Inc.
Statement of Investments (continued)                                                                            March 31, 1998
                                                                                                  Principal
Bonds and Notes (continued)                                                                        Amount             Value
                                                                                             ______________     ______________
Commercial Mortgage (continued)  Nomura Depositor Trust ST I,
                                     Mortgage Pass-Through Ctfs.,
                                     Ser. 1998 ST 1, Cl. A-3, 6.268%, 2003                  $....5,000,000 (a,b) $   5,125,000
                                     Resolution Trust,
                                     Commercial Mortgage Pass-Through Ctfs.,
                                     Ser. 1994-C2, Cl. D, 8%, 2025.......                        9,950,412          10,179,272
                                     Structured Asset Securities:
                                     Mortgage Pass-Through Ctfs.,
                                     Ser. 1996-C3, Cl. B, 7.125%, 2030...                        7,000,000 (a)       7,075,469
                                     Multiclass Pass-Through Ctfs., REMIC,
                                     Ser. 1996-CFL, Cl. C, 6.525%, 2028..                        7,192,927 (a)       7,152,467
                                                                                                                ______________
                                                                                                                   104,479,086
                                                                                                                ______________
                   Energy-1.6%   Tosco,
                                     Notes, 7.25%, 2007..................                        10,000,000         10,432,010
                                                                                                                ______________
                Financial-3.0%   Fuji Finance,
                                     Gtd. Floating Rate Notes, 6.425%, 2049                      21,000,000         19,162,500
                                                                                                                ______________
           Food & Tobacco-1.4%   Philip Morris Cos.,
                                     Notes, 6.95%, 2001..................                         9,000,000 (c)      9,273,159
                                                                                                                ______________
                  Foreign-2.0%   Province of Quebec,
                                     Deb., 6.50%, 2006...................                         5,300,000          5,346,640
                                     Republic of Colombia,
                                     Bonds, 8.70%, 2016..................                         8,000,000          7,835,728
                                                                                                                ______________
                                                                                                                    13,182,368
                                                                                                                ______________
               Industrial-3.6%   Rockwell International, Deb.:
                                     6.70%, 2028.........................                        12,000,000         12,011,964
                                     5.20%, 2098.........................                        15,000,000         11,268,750
                                                                                                                ______________
                                                                                                                    23,280,714
                                                                                                                ______________
                Insurance-5.1%   AFC Capital Trust I,
                                     Gtd. Capital Securities, 8.207%, 2027                       15,000,000         16,743,270
                                     American General Institutional Capital B,
                                     Gtd. Capital Securities, Ser. B, 8.125%, 2046               10,000,000 (a)     11,020,660
                                     NAC Re,
                                     Notes, 8%, 1999.....................                         5,000,000          5,101,340
                                                                                                                ______________
                                                                                                                    32,865,270
                                                                                                                ______________
           Pharmaceutical-3.4%   Bayer,
                                     Notes, 6.65%, 2028..................                        22,000,000 (a)     21,912,726
                                                                                                                ______________
    Publishing-Newspapers-2.2%   A.H. Belo,
                                     Sr. Notes, 6.875%, 2002.............                        14,000,000         14,243,628
                                                                                                                ______________
Real Estate Investment Trust-2.2%    Crescent Real Estate Equities, L.P.,
                                     Notes, 6.625%, 2002.................                        6,000,000 (a)       5,914,020

Dreyfus A Bonds Plus, Inc.
Statement of Investments (continued)                                                                           March 31, 1998
                                                                                                  Principal
Bonds and Notes (continued)                                                                        Amount             Value
                                                                                             ______________     ______________
 Real Estate Investment Trust
                  (continued)    Tanger Properties, L.P.,
                                     Notes (Gtd. by Tanger Factory Outlet Centers),
                                     7.875%, 2004........................                    $....8,500,000     $    8,657,743
                                                                                                                ______________
                                                                                                                    14,571,763
                                                                                                                ______________
     Residential Mortgage-4.6%   Norwest Asset Securities,
                                     Mortgage Pass-Through Ctfs.:
                                     Ser. 1997-6, Cl. B-1, 7.50%, 2027...                         7,227,706          7,354,192
                                     Ser. 1997-8, Cl. B-1, 7.50%, 2027...                         3,951,226          4,008,025
                                     Ser. 1997-10, Cl. B-2, 7.625%, 2027.                         1,963,314          2,015,431
                                     Ser. 1997-15, Cl. B-1, 6.75%, 2012..                         1,085,405          1,088,797
                                     Ser. 1997-16, Cl. B-1, 6.75%, 2027..                         2,193,479          2,174,287
                                     Ser. 1997-16, Cl. B-2, 6.75%, 2027..                           698,287            687,595
                                     Ser. 1997-16, Cl. M, 6.75%, 2027....                           899,505            903,441
                                     Ser. 1998-2, Cl. M, 6.50%, 2028.....                         2,878,335          2,835,160
                                     Ser. 1998-11, Cl. B-2, 6.50%, 2025..                         2,550,000          2,502,953
                                     Residential Funding Mortgage Securities I,
                                     Ser. 1996-S10, Cl. M-3, 7.50%, 2026.                         5,779,886          5,810,592
                                                                                                                ______________
                                                                                                                    29,380,473
                                                                                                                ______________
                Utilities-3.0%   Cleveland Electric Illuminating,
                                     Ser. A, Secured Notes, 7.19%, 2000..                         7,000,000          7,140,000
                                     National Rural Utilities Cooperative Finance,
                                     Collateral Trust Bonds, 7.30%, 2006.                         5,000,000          5,303,040
                                     Western Resources,
                                     First Mortgage Bonds, 6.875%, 2004..                         7,000,000          7,151,291
                                                                                                                ______________
                                                                                                                    19,594,331
                                                                                                                ______________
       U.S. Government Agency/
         Mortgage Backed-16.3%   Collateralized Mortgage Obligation Trust 9,
                                     Cl.C (Collateralized by GNMA Pass-Through Ctfs.),
                                     7.75%, 2012.........................                            16,854             16,907
                                     Federal Home Loan Mortgage,
                                     REMIC, Multiclass Mortgage Participation Ctfs.
                                     (Interest Only Obligation):
                                     Ser. 1552, Cl. JD, 7%, 8/15/2023....                       40,418,426 (d)      15,034,038
                                     Ser. 1978, Cl. PH, 7%, 1/15/2024....                        5,878,907 (d)       1,055,617
                                     Ser. 1995, Cl. PY, 7%, 10/15/2027...                       10,124,292 (d)       4,423,050
                                     Federal National Mortgage Association:
                                     6.88%, 2/1/2028.....................                         4,296,763          4,359,872
                                     REMIC Trust, Gtd. Pass-Through Ctfs.:
                                     Ser. 1992-103, Cl. G, 7.50%, 8/25/2018                       8,157,099          8,212,812
                                     Ser. 1996-64, Cl. PM, 7%, 1/18/2012
                                     (Interest Only Obligation)..........                        8,557,426 (d)       1,864,321
                                     Ser. 1996-70, Cl. PL, 7%, 2/25/2026
                                     (Interest Only Obligation)..........                       16,484,363 (d)       3,907,783
                                     Ser. 1997-24, Cl. IA, 7%, 1/18/2026
                                     (Interest Only Obligation)..........                       18,000,000 (d)       7,614,720

Dreyfus A Bonds Plus, Inc.
Statement of Investments (continued)                                                                            March 31, 1998
                                                                                                  Principal
Bonds and Notes (continued)                                                                        Amount             Value
                                                                                             ______________     ______________
       U.S. Government Agency/
   Mortgage Backed (continued)   FHA Project Loan Ctfs., Ser. Pool No. 6
                                     (Reilly Mortgage Group), 7.43%, 2022                    $....5,906,479     $    6,137,202
                                     Government National Mortgage Association I:
                                     7%, 6/15/2008.......................                           134,610            138,395
                                     9.50%, 11/15/2017...................                         7,212,273          7,937,972
                                     Project Loan,
                                     7.50%, 4/15/2037....................                         6,648,687          6,609,990
                                     Government National Mortgage Association II,
                                     Adjustable Rate Mortgage,
                                     5.50%, 5/20/2028....................                       15,000,000 (e)      15,028,050
                                     Government National Mortgage Association,
                                     REMIC Trust, Gtd.  Pass-Through Securities:
                                     Ser. 1997-2, Cl. K, 7.50%, 1/20/2024                        11,259,000         11,522,911
                                     Ser. 1997-4, Cl. G, 7.50%, 11/16/2024                       11,500,000         11,830,165
                                                                                                                ______________
                                                                                                                   105,693,805
                                                                                                                ______________
         U.S. Government-19.1%   U.S. Treasury Bonds:
                                     5.50%, 2/15/2008....................                        10,000,000         9,879,500
                                     6.125%, 11/15/2027..................                        42,900,000         43,996,524
                                     U.S. Treasury Notes:
                                     5.50%, 2/28/2003....................                        58,000,000         57,637,558
                                     6.125%, 8/15/2007...................                        12,000,000         12,339,000
                                                                                                                ______________
                                                                                                                   123,852,582
                                                                                                                ______________
                                     TOTAL BONDS AND NOTES
                                     (cost $594,279,032).................                                         $602,132,005
                                                                                                                ==============
Short-Term Investments-7.9%

       U.S. Government Agency;   Federal Home Loan Banks,
                                     5.90%, 4/1/1998
                                     (cost $51,321,000)..................                     $..51,321,000       $ 51,321,000
                                                                                                                ==============
TOTAL INVESTMENTS (cost $645,600,032)....................................                            100.8%        653,453,005
                                                                                                    =======     ==============
LIABILITIES, LESS CASH AND RECEIVABLES...................................                              (.8%)    $   (5,081,149)
                                                                                                    =======     ==============
NET ASSETS...............................................................                            100.0%       $648,371,856
                                                                                                    =======     ==============
Notes to Statement of Investments:
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998 these securities amounted to $110,542,903 or 17.0% of net assets.
(b) Variable rate security-interest rate subject to periodic change.
(c) Reflects date security can be redeemed at holders' option; the stated
    maturity is 6/1/2006.
(d) Notional face amount shown.
(e) Purchased on a forward commitment basis.
See notes to financial statements.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                             MARCH 31, 1998
                                                                                                  Cost              Value
                                                                                             ______________     ______________
ASSETS:                          Investments in securities-See Statement of Investments        $645,600,032      $653,453,005
                                 Cash.......................................                                        4,598,309
                                 Receivable for investment securities sold..                                       34,581,119
                                 Receivable for shares of Common Stock subscribed                                     663,626
                                 Interest receivable........................                                        6,248,564
                                                                                                                ______________
                                                                                                                  699,544,623
                                                                                                                ______________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        458,035
                                 Payable for investment securities purchased                                       49,574,468
                                 Payable for shares of Common Stock redeemed                                        1,020,565
                                 Accrued expenses and other liabilities.....                                          119,699
                                                                                                                ______________
                                                                                                                    51,172,767
                                                                                                                ______________

NET ASSETS..................................................................                                      $648,371,856
                                                                                                                ==============

REPRESENTED BY:                  Paid-in capital............................                                      $625,303,837
                                 Accumulated undistributed investment income-net6,665,006
                                 Accumulated net realized gain (loss) on investments                                 8,550,040
                                 Accumulated net unrealized appreciation (depreciation)
                                 ....on investments-Note 4                                                           7,852,973
                                                                                                                ______________
NET ASSETS..................................................................                                      $648,371,856
                                                                                                                ==============

SHARES OUTSTANDING
(100 million shares of $.01 par value Common Stock authorized)..............                                        43,958,383

NET ASSET VALUE, offering and redemption price per share....................                                            $14.75
                                                                                                                        ======



See notes to financial statements.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF OPERATIONS                                                                                 YEAR ENDED MARCH 31, 1998
INVESTMENT INCOME
INCOME                           Interest Income......................                                             $42,238,984
EXPENSES:                        Management fee-Note 3(a).............                    $  3,914,925
                                 Shareholder servicing costs-Note 3(b)                       1,472,095
                                 Prospectus and shareholders' reports.                          85,040
                                 Custodian fees-Note 3(b).............                          60,552
                                 Professional fees....................                          59,777
                                 Directors' fees and expenses-Note 3(c)                         53,157
                                 Registration fees....................                          43,260
                                 Miscellaneous........................                          5,227
                                                                                          ____________
                                       Total Expenses.................                                               5,694,033
                                                                                                                  ____________
INVESTMENT INCOME-NET.................................................                                              36,544,951
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments                   $11,729,977
                                 Net unrealized appreciation (depreciation)
                                     on investments...................                      19,700,076
                                                                                          ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................                                             31,430,053
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                             $67,975,004
                                                                                                                  ============


See notes to financial statements.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Year Ended             Year Ended
                                                                                        March 31, 1998         March 31, 1997
                                                                                       _______________          ______________
OPERATIONS:
  Investment income-net....................................................             $   36,544,951          $   36,566,343
  Net realized gain (loss) on investments..................................                 11,729,977               8,631,964
  Net unrealized appreciation (depreciation) on investments................                 19,700,076             (22,130,009)
                                                                                       _______________          ______________
    Net Increase (Decrease) in Net Assets Resulting from Operations........                 67,975,004              23,068,298
                                                                                       _______________          ______________
NETEQUALIZATION CREDITS (DEBITS)-Note 1(e).................................                    330,950                (142,308)
                                                                                       _______________          ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                (36,337,978)            (36,573,464)
  Net realized gain on investments.........................................                 (6,661,447)                  --
                                                                                       _______________          ______________
    Total Dividends........................................................                (42,999,425)            (36,573,464)
                                                                                       _______________          ______________
CAPITALSTOCK TRANSACTIONS:
  Net proceeds from shares sold............................................                306,802,891             188,296,554
  Dividends reinvested.....................................................                 37,642,192              31,341,242
  Cost of shares redeemed..................................................               (292,960,035)           (232,961,296)
                                                                                       _______________          ______________
    Increase (Decrease) in Net Assets from Capital Stock Transactions......                 51,485,048             (13,323,500)
                                                                                       _______________          ______________
      Total Increase (Decrease) in Net Assets..............................                 76,791,577             (26,970,974)
NET ASSETS:
  Beginning of Period......................................................                571,580,279             598,551,253
                                                                                       _______________          ______________
  End of Period............................................................              $ 648,371,856           $ 571,580,279
                                                                                       ===============          ==============
Undistributed investment income-net........................................            $     6,665,006         $     6,127,083
                                                                                       _______________          ______________
                                                                                           Shares                    Shares
                                                                                       _______________          ______________
CAPITAL SHARE TRANSACTIONS:
  Shares sold .............................................................                 21,161,431              13,245,473
  Shares issued for dividends reinvested...................................                  2,609,422               2,202,148
  Shares redeemed..........................................................                (20,252,009)            (16,381,726)
                                                                                       _______________          ______________
    Net Increase (Decrease) in Shares Outstanding..........................                  3,518,844                (934,105)
                                                                                       ===============          ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Year Ended March 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1998        1997        1996        1995        1994
                                                               ______       ______      ______      ______     ______
    Net asset value, beginning of period ........              $14.13       $14.47      $13.75     $14.38      $15.43
                                                               ______       ______      ______      ______     ______
    Investment Operations:
    Investment income-net........................                 .89         .88         .92         .94         .98
    Net realized and unrealized gain (loss)
      on investments.............................                 .79        (.34)        .73        (.56)       (.46)
                                                               ______       ______      ______      ______     ______
    Total from Investment Operations.............                1.68         .54        1.65         .38         .52
                                                               ______       ______      ______      ______     ______
    Distributions:
    Dividends from investment income-net.........                (.89)      (.88)         (.93)      (.94)       (.99)
    Dividends from net realized gain on investments              (.17)        -            -         (.07)       (.58)
                                                               ______       ______      ______      ______     ______
    Total Distributions..........................               (1.06)      (.88)         (.93)     (1.01)      (1.57)
                                                               ______       ______      ______      ______     ______
    Net asset value, end of period ..............              $14.75       $14.13      $14.47      $13.75     $14.38
                                                               ======       ======      ======      ======     ======
TOTAL INVESTMENT RETURN..........................               12.20%        3.88%      12.12%       3.01%      3.09%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .95%      .96%           .93%        .99%       .90%
    Ratio of net investment income
      to average net assets......................                6.07%     6.12%          6.32%       6.89%      6.30%
    Portfolio Turnover Rate .....................              374.30%   415.69%        165.50%     172.60%     93.67%
    Net Assets, end of period (000's Omitted) ...            $648,372  $571,580       $598,551    $539,140   $593,615
See notes to financial statements.

DREYFUS A BONDS PLUS, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-Significant Accounting Policies:
    Dreyfus A Bonds Plus, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On March 31, 1998, the Board of Directors declared a cash dividend of $.075 per share from undistributed investment income-net, payable on April 1, 1998 (ex-dividend date), to shareholders of record as of the close of business on March 31, 1998.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    (E) EQUALIZATION: The Fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of Fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by Fund shares issued or redeemed.

Dreyfus A Bonds Plus, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 2-Bank Line of Credit:
    The Fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended March 31, 1998, the Fund did not borrow under either line of credit.
NOTE 3-Management Fee and Other Transactions With Affiliates:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 11/2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expenses. There was no expense reimbursement for the period ended March 31, 1998.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1998, the Fund was charged $1,005,032 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1998, the Fund was charged $257,559 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended March 31, 1998, the Fund was charged $60,552 pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-Securities Transactions:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended March 31, 1998, amounted to $2,220,580,010 and $2,202,550,901, respectively.
    At March 31, 1998, accumulated net unrealized appreciation on investments was $7,852,973, consisting of $10,256,231 gross unrealized appreciation and $2,403,258 gross unrealized depreciation.
    At March 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS A BONDS PLUS, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus A Bonds Plus, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus A Bonds Plus, Inc., including the statement of investments, as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of March 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus A Bonds Plus, Inc. at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



New York, New York
May 11, 1998
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.165 per share as a long-term capital gain distribution (of which 12.24% is subject to the 20% maximum Federal tax rate) of the $.2390 per share paid on December 1, 1997.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS A BONDS PLUS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            084AR983
Registration Mark
[Dreyfus logo]
ABonds Plus
Annual Report
March 31, 1998